Exhibit 99.1

Joint Filer Information

Date of Event Requiring Statement:	October 24, 2011

Issuer Name and Ticker or Trading Symbol:	Lumos Networks Corp. [ LMOS ]

Designated Filer:	Quadrangle GP Investors LLC

Other Joint Filers:
Quadrangle Capital Partners LP, Quadrangle GP Investors LP,
QCP GP Investors II LLC, Quadrangle Select Partners LP, Quadrangle Capital Partners-A LP, Quadrangle NTELOS Holdings II LP, Quadrangle NTELOS GP LLC, Quadrangle (AIV2) Capital Partners II LP, Quadrangle Capital Partners II-A LP, Quadrangle (AIV2) Select Partners II LP and Quadrangle GP Investors II LP.

Addresses:	The principal business address of each of the Joint Filers above is 375 Park Avenue, 14th Floor, New York, New York 10152.

Signatures:
QUADRANGLE CAPITAL PARTNERS LP
	By:	Quadrangle GP Investors LP, as its General Partner

	By:	Quadrangle GP Investors LLC, as its General Partner

	By:	/s/ Michael Huber
		Name:	Michael Huber
		Title:	Managing Member

QUADRANGLE GP INVESTORS LP
	By:	Quadrangle GP Investors LLC, as its General Partner

	By:	/s/ Michael Huber
		Name:	Michael Huber
		Title:	Managing Member

QUADRANGLE GP INVESTORS LLC
	By:	/s/ Michael Huber
		Name:	Michael Huber
		Title:	Managing Member

QUADRANGLE SELECT PARTNERS LP
By:	Quadrangle GP Investors LP, as its General Partner

By:	Quadrangle GP Investors LLC, as its General Partner

By:	/s/ Michael Huber
	Name:	Michael Huber
	Title:	Managing Member

QUADRANGLE CAPITAL PARTNERS-A LP
By:	Quadrangle GP Investors LP, as its General Partner

By:	Quadrangle GP Investors LLC, as its General Partner

By:	/s/ Michael Huber
	Name:	Michael Huber
	Title:	Managing Member

QUADRANGLE NTELOS HOLDINGS II LP

By:	Quadrangle NTELOS GP LLC, as General Partner

By:	Quadrangle (AIV2) Capital Partners II LP, as Managing Member

By:	Quadrangle GP Investors II LP, as General Partner

By:	QCP GP Investors II LLC, as General Partner

By:	/s/ Michael Huber
	Name:	Michael Huber
	Title:	Managing Member

QUADRANGLE NTELOS GP LLC

By:	Quadrangle (AIV2) Capital Partners II LP, as Managing Member

By:	Quadrangle GP Investors II LP, as General Partner

By:	QCP GP Investors II LLC, as General Partner

By:	/s/ Michael Huber
	Name:	Michael Huber
	Title:	Managing Member

QUADRANGLE (AIV2) CAPITAL PARTNERS II LP
By:	Quadrangle GP Investors II LP, as General Partner

By:	QCP GP Investors II LLC, as General Partner

By:	/s/ Michael Huber
	Name:	Michael Huber
	Title:	Managing Member

QUADRANGLE GP INVESTORS II LP

By:	QCP GP Investors II LLC, as General Partner

By:	/s/ Michael Huber
	Name:	Michael Huber
	Title:	Managing Member

QCP GP INVESTORS II LLC
By:	/s/ Michael Huber
	Name:	Michael Huber
	Title:	Managing Member

QUADRANGLE CAPITAL PARTNERS II-A LP

By:	QCP GP Investors II LLC, as General Partner

By:	/s/ Michael Huber
	Name:	Michael Huber
	Title:	Managing Member

QUADRANGLE (AIV2) SELECT PARTNERS II LP
By:	/s/ Michael Huber
	Name:	Michael Huber
	Title:	Managing Member